- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                AMENDMENT NO. 1


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 1, 1995

                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)

               DELAWARE                     1-4300                     41-0747868
           (State or other                (Commission               (I.R.S. Employer
    jurisdiction of incorporation)       File Number)            Identification Number)

                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 296-6000

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

     The undersigned registrant, Apache Corporation ("Apache"), hereby amends
Item 7. "Financial Statements, Pro Forma Financial Information and Exhibits" of its Current Report on Form 8-K, dated March 1, 1995, as follows:



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS



     (a) Financial statements of businesses acquired.



     Attached hereto as Schedule A is the audited Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties of Texaco Exploration and Production Inc. Sold to Apache Corporation ("Texaco's Audited Statement of Revenues and Direct Operating Expenses"), for the years ended December 31, 1993 and 1994, and the related notes thereto, together with the Report of Independent Public Accountants of Arthur Andersen LLP concerning the Statement and related notes.



     (b) Pro forma financial information.



     Attached hereto as Schedule B are the Unaudited Pro Forma Consolidated Condensed Statement of Operations of Apache Corporation and Subsidiaries, for the year ended December 31, 1994, the Unaudited Pro Forma Consolidated Condensed Balance Sheet of Apache Corporation and Subsidiaries, as of December 31, 1994, and the related notes thereto, to show the pro forma effects of Apache's acquisition of certain oil and gas properties from Texaco Exploration and Production Inc. ("Texaco"). The financial statements contained in Schedule B incorporate by reference the financial statements of Apache contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 1994.


     (c) Exhibits.


    EXHIBIT NO.                                    DESCRIPTION
- -------------------- ------------------------------------------------------------------------
          2.1        -- Memorandum of Understanding by and between Texaco Exploration and
                        Production Inc., as seller, and Registrant, as buyer, dated November
                        29, 1994 (incorporated by reference to Exhibit 99.1 to Registrant's
                        Current Report on Form 8-K, dated November 29, 1994, SEC File No.
                        1-4300, filed December 29, 1994).

          2.2        -- Purchase and Sale Agreement by and between Texaco Exploration and
                        Production Inc., as seller, and Registrant, as buyer, dated December
                        22, 1994 (incorporated by reference to Exhibit 99.3 to Registrant's
                        Current Report on Form 8-K, dated November 29, 1994, SEC File No.
                        1-4300, filed December 29, 1994).

         10.1        -- Third Amended and Restated Credit Agreement, dated March 1, 1995, among Registrant, the lenders named therein, and The First National
                        Bank of Chicago, as Administrative Agent and Arranger, and Chemical
                        Bank, as Co-Agent and Arranger (incorporated by reference to Exhibit
                        10.2 to Registrant's Annual Report on Form 10-K for year ended
                        December 31, 1994, SEC File No. 1-4300).

         10.2        -- Fiscal Agency Agreement relating to the 6% Debentures, dated as of
                        January 4, 1995, between Registrant and Chemical Bank, as fiscal agent (incorporated by reference to Exhibit 99.2 to Registrant's
                        Current Report on Form 8-K/A, dated December 6, 1994, SEC File No.
                        1-4300, filed January 11, 1995.)

        *23.1        -- Consent of Arthur Andersen LLP.

         99.1        -- Press Release, dated November 29, 1994, "Apache to Acquire Texaco
                        Properties for $600 Million" (incorporated by reference to Exhibit
                        99.2 to Registrant's Current Report on Form 8-K, dated November 29,
                        1994, SEC File No. 1-4300, filed December 29, 1994).

         99.2        -- Press Release, dated March 2, 1995, "Apache Closes Acquisition of
                        Texaco Properties" (incorporated by reference to Exhibit 99.2 to
                        Registrant's Current Report on Form 8-K, dated March 1, 1995, SEC
                        File No. 1-4300, filed March 15, 1995).


- ---------------


 * filed herewith

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.


                                            APACHE CORPORATION

                                               /s/  ZURAB S. KOBIASHVILI
                                                    Zurab S. Kobiashvili
                                            Vice President, General Counsel and
                                                         Secretary


Date: March 22, 1995

                                   SCHEDULE A

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Texaco Exploration
  and Production Inc.


     We have audited the accompanying Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties of Texaco Exploration and Production Inc. Sold to Apache Corporation for the years ended December 31, 1994 and 1993. This statement is the responsibility of the management of Texaco Exploration and Production Inc. Our responsibility is to express an opinion on this statement based on our audit.



     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A and Form S-4 of Apache Corporation and is not intended to be a complete financial presentation of the properties described above.



     In our opinion, the statement referred to above presents fairly, in all material respects, the Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties of Texaco Exploration and Production Inc. Sold to Apache Corporation for the years ended December 31, 1994 and 1993, in conformity with generally accepted accounting principles.


                                          ARTHUR ANDERSEN LLP

Houston, Texas
March 14, 1995

          STATEMENT OF COMBINED REVENUES AND DIRECT OPERATING EXPENSES
    FOR THE OIL AND GAS PROPERTIES OF TEXACO EXPLORATION AND PRODUCTION INC.
                           SOLD TO APACHE CORPORATION
                                 (IN MILLIONS)

                                                                     FOR THE YEAR    FOR THE YEAR
                                                                         ENDED           ENDED
                                                                     DECEMBER 31,    DECEMBER 31,
                                                                         1994            1993
                                                                     ------------    ------------
Revenues...........................................................     $163.3          $200.5
Direct Operating Expenses..........................................       83.7            97.6
                                                                        ------          ------
Excess of Revenues Over Direct Operating Expenses..................     $ 79.6          $102.9
                                                                        ======          ======

    The accompanying notes are an integral part of this financial statement

          NOTES TO STATEMENT OF COMBINED REVENUES AND DIRECT OPERATING
       EXPENSES FOR THE OIL AND GAS PROPERTIES OF TEXACO EXPLORATION AND
                   PRODUCTION INC. SOLD TO APACHE CORPORATION

(1) THE PROPERTIES


     On March 1, 1995, Texaco Exploration and Production Inc. (Texaco) sold certain oil and gas properties (the properties) located in 315 fields in 12 states and offshore Gulf of Mexico to Apache Corporation (Apache) for $571 million. The effective date of the transaction was January 1, 1995. The properties are located in the Permian Basin, the Gulf Coast of Texas and Louisiana, Western Oklahoma, East Texas, the Rocky Mountains and certain offshore locations.


(2) BASIS FOR PRESENTATION

     During the periods presented, the above properties were not accounted for or operated as a separate division by Texaco. Certain costs, such as depreciation, depletion and amortization; general and administrative expenses; and corporate income taxes were not allocated to the individual properties. Accordingly, full separate financial statements prepared in accordance with generally accepted accounting principles do not exist and are not practicable to obtain in these circumstances.


     Revenues and direct operating expenses included in the accompanying statement represent Texaco's net working interest in the properties and are presented on the accrual basis of accounting. Depreciation, depletion and amortization; allocated general and administrative expenses and corporate income taxes have been excluded.


(3) COMMITMENTS AND CONTINGENCIES


     Pursuant to the terms of the Purchase and Sale Agreement dated December 22, 1994 (the agreement), any claims, litigation or disputes pending as of the effective date or any matters arising in connection with ownership of the properties prior to the effective date are retained by Texaco. Notwithstanding this indemnification, Texaco is not aware of any legal, environmental or other commitments or contingencies that would be materially important in relation to the Combined Revenues and Direct Operating Expenses for the properties.


(4) CAPITAL EXPENDITURES (UNAUDITED)


     Direct operating expenses do not include exploration and development expenditures related to the properties which amounted to $19.9 million and $40.0 million for the years ended December 31, 1994 and 1993, respectively.

          NOTES TO STATEMENT OF COMBINED REVENUES AND DIRECT OPERATING
         EXPENSES FOR THE OIL AND GAS PROPERTIES OF TEXACO EXPLORATION
                 AND PRODUCTION INC. SOLD TO APACHE CORPORATION


                SUPPLEMENTAL OIL AND GAS INFORMATION (UNAUDITED)


STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS


                                                                               AS OF
                                                                           DECEMBER 31,
                                                                      -----------------------
                                                                        1994          1993
                                                                      ---------     ---------
                                                                          (IN THOUSANDS)
Future:
  Cash inflows......................................................  $1,526,383    $1,509,815
  Production costs..................................................    (760,505)     (867,906)
  Development costs.................................................    (221,734)     (234,693)
  Income tax Expense................................................    (171,269)     (115,851)
                                                                      ----------     ---------
Net cash flows......................................................     372,875       291,365
Discount for estimated timing of future cash flows..................    (155,824)     (110,748)
                                                                      ----------     ---------
          Total.....................................................  $  217,051     $ 180,617
                                                                      ==========     =========


CHANGES IN THE STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS


                                                                          FOR THE YEAR ENDED
                                                                        ----------------------
                                                                          1994         1993
                                                                        --------     ---------
                                                                            (IN THOUSANDS)
Beginning of year.....................................................  $180,617     $ 328,223
Sales, net of production costs........................................   (79,619)     (102,867)
Net change in prices, production and development costs................    78,917      (251,447)
Extensions, discoveries and improved recovery, less related costs.....     8,748         4,021
Development costs incurred during the period..........................    19,925        40,004
Accretion of discount.................................................    40,722        76,943
Net change in future income taxes.....................................   (32,259)       85,740
                                                                        --------     ---------
End of year...........................................................  $217,051     $ 180,617
                                                                        ========     =========


RESERVE INFORMATION


                                                                  FOR THE YEAR ENDED
                                                       -----------------------------------------
                                                              1994                   1993
                                                       ------------------     ------------------
                                                         GAS        OIL         GAS        OIL
                                                        MMCF        MBBL       MMCF        MBBL
                                                       -------     ------     -------     ------
Proved developed and undeveloped reserves
  Balance, beginning of year.........................  226,139     81,402     253,407     88,049
  Production.........................................  (33,089)    (7,291)    (32,861)    (8,619)
  Discoveries, extensions, and improved recovery.....   16,420      1,825       5,593      1,972
                                                       -------     ------     -------     ------
  Balance, end of year...............................  209,470     75,936     226,139     81,402
                                                       =======     ======     =======     ======
Proved developed reserves
  Balance, end of year...............................  193,286     61,655     212,635     63,762

                                   SCHEDULE B

                      APACHE CORPORATION AND SUBSIDIARIES

                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                              FINANCIAL STATEMENTS


     The following unaudited consolidated condensed financial statements and related notes are presented to show the pro forma effects of the acquisition of oil and gas properties from Texaco during the first quarter of 1995. The Texaco acquisition will be reported using the purchase method of accounting.



     The condensed statements of operations are presented to show income from continuing operations as if the Texaco transaction occurred effective January 1, 1994. The pro forma condensed balance sheet is based on the assumption that the transaction occurred effective December 31, 1994.



     Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma consolidated condensed financial statements. The pro forma data are not necessarily indicative of the financial results that would have occurred had the transaction been effective on and as of the dates referenced above, and should not be viewed as indicative of operations in future periods. The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the notes thereto, Apache's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, which is incorporated by reference, and Texaco's Audited Statement of Revenues and Direct Operating Expenses included herein as Schedule A.

                      APACHE CORPORATION AND SUBSIDIARIES


       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1994
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                    TEXACO
                                                                                     PRO
                                                      APACHE         TEXACO         FORMA           PRO
                                                     HISTORICAL     HISTORICAL     ADJUSTMENTS     FORMA
                                                     --------       --------       --------       --------
REVENUES
  Oil and gas production revenues..................  $493,500       $163,300       $              $656,800
  Gathering, processing and marketing revenues.....    44,287                                       44,287
  Equity in income of affiliates...................       459                                          459
  Other revenues...................................     7,375                                        7,375
                                                     --------       --------       --------       --------
          Total revenues...........................   545,621        163,300                       708,921
OPERATING EXPENSES
  Depreciation, depletion and amortization.........   232,612                        60,597 (a)    293,209
  Impairments......................................     7,300                                        7,300
  Operating costs..................................   137,820         83,700                       221,520
  Gathering, processing and marketing costs........    37,866                                       37,866
  Administrative, selling and other................    34,870                         4,000 (b)     38,870
  Financing costs, net.............................    30,696                        27,883 (c)     58,579
                                                     --------       --------       --------       --------
                                                      481,164         83,700         92,480        657,344
                                                     --------       --------       --------       --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
  TAXES............................................    64,457         79,600        (92,480)        51,577
  Provision (benefit) for income taxes.............    21,620                        (4,766)(d)     16,854
                                                     --------       --------       --------       --------
NET INCOME FROM CONTINUING OPERATIONS..............  $ 42,837       $ 79,600       $(87,714)      $ 34,723
                                                     ========       ========       ========       ========
NET INCOME FROM CONTINUING OPERATIONS PER COMMON
  SHARE............................................  $    .70                                     $    .57
                                                     ========                                     ========
WEIGHTED AVERAGE COMMON SHARES.....................    61,317                                       61,317
                                                     ========                                     ========


       The accompanying notes to unaudited pro forma financial statements are an integral part of these statements.

                       APACHE CORPORATION AND SUBSIDIARIES


            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

                            AS OF DECEMBER 31, 1994
                                 (IN THOUSANDS)


                                                                                   TEXACO
                                                                   APACHE         PRO FORMA
                                                                 HISTORICAL      ADJUSTMENTS    PRO FORMA
                                                                 ----------      -----------    ----------
ASSETS
Current assets:
  Cash and cash equivalents..................................... $   15,063      $              $   15,063
  Receivables...................................................    101,801                        101,801
  Inventories...................................................      8,868                          8,868
  Advances to oil and gas ventures and other....................      9,165                          9,165
                                                                 ----------      ---------      ----------
          Total current assets..................................    134,897                        134,897

Net property and equipment......................................  1,685,433        571,000 (e)   2,263,433
                                                                                     7,000 (f)

Other assets....................................................     58,692        (25,000)(e)      44,892
                                                                                    11,200 (e)
                                                                 ----------      ---------      ----------

TOTAL ASSETS.................................................... $1,879,022      $ 564,200      $2,443,222
                                                                 ==========      =========      ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities............................................. $  147,788      $   7,000 (f)  $  165,988
                                                                                    11,200 (e)

Long-term debt..................................................    657,486        546,000 (e)   1,203,486
Deferred income taxes...........................................    156,180                        156,180
Other noncurrent liabilities....................................    101,388                        101,388
                                                                 ----------      ---------      ----------
TOTAL LIABILITIES...............................................  1,062,842        564,200       1,627,042
SHAREHOLDERS' EQUITY:
  Common stock..................................................     78,199                         78,199
  Paid-in capital...............................................    543,583                        543,583
  Retained earnings.............................................    207,850                        207,850
  Treasury stock at cost........................................    (13,452)                       (13,452)
                                                                 ----------      ---------      ----------
          Total shareholders' equity............................    816,180             --         816,180
                                                                 ----------      ---------      ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY...................... $1,879,022      $ 564,200      $2,443,222
                                                                 ==========      =========      ==========


       The accompanying notes to unaudited pro forma financial statements are an integral part of these statements.

                      APACHE CORPORATION AND SUBSIDIARIES

              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                              FINANCIAL STATEMENTS
BASIS OF PRESENTATION


     The unaudited pro forma consolidated condensed statement of operations relative to the Texaco acquisition is based on the audited statements of Apache for the year ended December 31, 1994, and Texaco's Audited Statement of Revenues and Direct Operating Expenses for the years ended December 31, 1993 and 1994, and on the adjustments and assumptions described below.



     The pro forma balance sheet is based on Apache's audited balance sheet at December 31, 1994, and upon the adjustments and assumptions described below.



PRO FORMA ADJUSTMENTS



     THE UNAUDITED PRO FORMA STATEMENT OF OPERATIONS REFLECTS THE FOLLOWING
ADJUSTMENTS:



          (a) Record incremental depreciation, depletion and amortization expense, using the future gross revenue method, resulting from the purchase of properties from Texaco.



          (b) Record increases in general and administrative expense assumed with acquisition of Texaco properties.



          (c) Record interest expense and amortization of deferred financing costs associated with debt incurred ($571 million before adjustments) to purchase the Texaco properties, net of capitalized interest, assuming, on a preliminary basis, that $119 million of the purchase price is initially classified as unevaluated property costs. Interest expense was computed assuming a 6 percent rate on $172.5 million, reflecting the rate applicable to the recently issued 6% Convertible Subordinated Debentures due 2002 (6% debentures), and the interest rate applicable to bank debt of 5.8 percent for the twelve months ended December 31, 1994.



          (d) Record pro forma income tax provision (benefit) relating to the pro forma pre-tax income (loss) of the Texaco properties, assuming an effective federal and state tax rate of 37 percent.



     THE UNAUDITED PRO FORMA BALANCE SHEET REFLECTS THE FOLLOWING ADJUSTMENTS:



          (e) Reclassify advance to Texaco ($25 million) and record additional debt incurred ($546 million) to purchase Texaco properties and the related estimated bankers' fees and underwriting costs incurred ($11.2 million) to amend and restate the bank credit facility and issue the 6% debentures. The amount paid at closing is subject to additional adjustments.



          (f) Record assumed liabilities and transaction costs incurred in connection with the purchase of the Texaco properties.

                      APACHE CORPORATION AND SUBSIDIARIES

            UNAUDITED PRO FORMA SUPPLEMENTAL OIL AND GAS DISCLOSURE


     The following table sets forth certain unaudited pro forma information concerning Apache's proved oil and gas reserves at December 31, 1994, giving effect to the Texaco acquisition as if it had occurred on January 1, 1994. There are numerous uncertainties inherent in estimating the quantities of proved reserves and projecting future rates of production and timing of development expenditures. The following reserve data represents estimates only and should not be construed as being exact.



       UNAUDITED PROVED OIL AND NATURAL GAS RESERVES AT DECEMBER 31, 1994



                                                                       NATURAL GAS
                                                          --------------------------------------
                                                                                          PRO
                                                           APACHE         TEXACO         FORMA
                                                          ---------       -------       --------
                                                                   (MILLION CUBIC FEET)
Beginning of year......................................     848,219       226,139       1,074,358
Extension, discoveries and other additions.............     190,794        16,420         207,214
Purchase of minerals in place..........................     158,309            --         158,309
Revisions of previous estimates........................     (20,823)           --         (20,823)
Production.............................................    (155,905)      (33,089)       (188,994)
Sale of properties.....................................      (4,335)           --          (4,335)
                                                          ---------       -------       ---------
End of year............................................   1,016,259       209,470       1,225,729
                                                          =========       =======       =========
Proved developed reserves
  Beginning of year....................................     720,672       212,635         933,307
                                                          =========       =======       =========
  End of year..........................................     910,304       193,286       1,103,590
                                                          =========       =======       =========



                                                             OIL, CONDENSATE AND NATURAL GAS
                                                                         LIQUIDS
                                                          --------------------------------------
                                                                                          PRO
                                                           APACHE         TEXACO         FORMA
                                                          ---------       -------       --------
                                                                  (THOUSANDS OF BARRELS)
Beginning of year......................................      89,723        81,402        171,125
Extension, discoveries and other additions.............      10,018         1,825         11,843
Purchase of minerals in place..........................       9,232            --          9,232
Revisions of previous estimates........................       5,620            --          5,620
Production.............................................     (13,577)       (7,291)       (20,868)
Sale of properties.....................................      (1,108)           --         (1,108)
                                                          ---------       -------       --------
End of year............................................      99,908        75,936        175,844
                                                          =========       =======       ========
Proved developed reserves
  Beginning of year....................................      79,401        63,762        143,163
                                                          =========       =======       ========
  End of year..........................................      89,407        61,655        151,062
                                                          =========       =======       ========

                      APACHE CORPORATION AND SUBSIDIARIES

     The following table sets forth unaudited pro forma information concerning the discounted future net cash flows from proved oil and gas reserves of Apache as of December 31, 1994, net of income tax expense, and giving effect to the Texaco acquisition as if it had occurred on January 1, 1994. Income tax expense has been computed using assumptions relating to the future tax rates and the permanent differences and credits under the tax laws relating to oil and gas activities at December 31, 1994, and do not take into account subsequent changes in tax laws. The information should be viewed only as a form of standardized disclosure concerning possible future cash flows that would result under the assumptions used, but should not be viewed as indicative of fair market value. Reference is made to Apache's financial statements for the fiscal year ended December 31, 1994, which are incorporated herein by reference, and to Texaco's Audited Statement of Revenues and Direct Operating Expenses included herein as Schedule A, for a discussion of the assumptions used in preparing the information presented.



                                                                                     PRO FORMA
                                                         APACHE       TEXACO(1)     ADJUSTMENTS     PRO FORMA
                                                        ---------     ---------     -----------     ---------
                                                                            (IN MILLIONS)
Standardized measure of discounted future net cash
  flows relating to proved reserves, net of income tax
  expense as of December 31, 1994:
  Cash inflows........................................  $ 3,564.6     $1,526.4       $              $5,091.0
  Production and development costs....................   (1,363.0)      (982.2)                     (2,345.2)
  Income tax expense..................................     (404.8)      (171.3)          138.5(2)     (437.6)
                                                        ---------     ---------     -----------     ---------
  Net cash flows......................................    1,796.8        372.9           138.5       2,308.2
  10% annual discount rate............................     (643.8)      (155.8)          (49.2)(2)    (848.8)
                                                        ---------     ---------     -----------     ---------
  Discounted future net cash flows....................  $ 1,153.0     $  217.1       $    89.3       1,459.4
                                                        =========     =========     ===========     =========



                                                                                     PRO FORMA
                                                         APACHE        TEXACO       ADJUSTMENTS     PRO FORMA
                                                        ---------     ---------     -----------     ---------
                                                                            (IN MILLIONS)
Change in standardized measure of discounted future
  net cash flows related to proved oil and gas
  reserves for the year ended December 31, 1994:
  Sales, net of production costs......................  $  (355.7)    $   (79.6)     $              $ (435.3)
  Net change in prices and production costs...........     (113.9)         78.9                        (35.0)
  Discoveries and improved recovery, net of related
    costs.............................................      176.4           8.7                        185.1
  Change in future development costs..................       26.6          19.9                         46.5
  Revisions in quantities.............................       12.5            --                         12.5
  Purchases...........................................      163.5            --                        163.5
  Accretion of discount...............................      135.8          40.7                        176.5
  Change in income taxes..............................        (.1)        (32.3)          89.3(2)       56.9
  Sales of properties.................................       (6.9)                                      (6.9)
  Change in production rates and other................        (.6)                                       (.6)
                                                        ---------     ---------     -----------     ---------
                                                        $    37.6     $    36.3      $    89.3      $  163.2
                                                        =========     =========     ===========     =========


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(1) Apache has evaluated the Texaco properties and believes, based on its evaluation of the Texaco properties and prior experience with oil and gas property acquisitions, that the future net cash flows from the Texaco properties can be improved significantly through substantial reductions in production and development costs and through enhancement of production relative to the costs and production estimated by Texaco. No pro forma adjustment to reflect any such cost savings or production increases has been made.



(2) Record a pro forma adjustment to reduce income tax expense, and the related effect on the discount amount, to reflect that portion of the purchase price allocated to proved properties that is in excess of Texaco's estimated tax basis in the properties.

                               INDEX TO EXHIBITS



    EXHIBIT NO.                                    DESCRIPTION
- -------------------- ------------------------------------------------------------------------

          2.1        -- Memorandum of Understanding by and between Texaco Exploration and
                        Production Inc., as seller, and Registrant, as buyer, dated November
                        29, 1994 (incorporated by reference to Exhibit 99.1 to Registrant's
                        Current Report on Form 8-K, dated November 29, 1994, SEC File No.
                        1-4300, filed December 29, 1994).
          2.2        -- Purchase and Sale Agreement by and between Texaco Exploration and
                        Production Inc., as seller, and Registrant, as buyer, dated December
                        22, 1994 (incorporated by reference to Exhibit 99.3 to Registrant's
                        Current Report on Form 8-K, dated November 29, 1994, SEC File No.
                        1-4300, filed December 29, 1994).
         10.1        -- Third Amended and Restated Credit Agreement, dated March 1, 1995, among Registrant, the lenders named therein, and The First National
                        Bank of Chicago, as Administrative Agent and Arranger, and Chemical
                        Bank, as Co-Agent and Arranger (incorporated by reference to Exhibit
                        10.2 to Registrant's Annual Report on Form 10-K for year ended
                        December 31, 1994, SEC File No. 1-4300).
         10.2        -- Fiscal Agency Agreement relating to the 6% Debentures, dated as of
                        January 4, 1995, between Registrant and Chemical Bank, as fiscal agent (incorporated by reference to Exhibit 99.2 to Registrant's
                        Current Report on Form 8-K/A, dated December 6, 1994, SEC File No.
                        1-4300, filed January 11, 1995.)
        *23.1        -- Consent of Arthur Andersen LLP.
         99.1        -- Press Release, dated November 29, 1994, "Apache to Acquire Texaco
                        Properties for $600 Million" (incorporated by reference to Exhibit
                        99.2 to Registrant's Current Report on Form 8-K, dated November 29,
                        1994, SEC File No. 1-4300, filed December 29, 1994).
         99.2        -- Press Release, dated March 2, 1995, "Apache Closes Acquisition of
                        Texaco Properties." (incorporated by reference to Exhibit 99.2 to
                        Registrant's Current Report on Form 8-K, dated March 1, 1995, SEC
                        File No. 1-4300, filed March 15, 1995).


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 * filed herewith